Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Fund II, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Other (see Footnote 2 to Explanation of Responses)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. [UAM]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/12/2014

Designated Filer:	Capital Z Partners Management, LLC

Signature:

Capital Z Financial Services Fund II, L.P.
By: Capital Z Partners, L.P., its General Partner
By: Capital Z Partners, Ltd., its General Partner

By:	/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel

May 13, 2014

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Private Fund II, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Other (see Footnote 2 to Explanation of Responses)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. [UAM]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/12/2014

Designated Filer:	Capital Z Partners Management, LLC

Signature:

Capital Z Financial Services Private Fund II, L.P.
By: Capital Z Partners, L.P., its General Partner
By: Capital Z Partners, Ltd., its General Partner

By:	/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel

May 13, 2014

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Other (see Footnote 2 to Explanation of Responses)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. [UAM]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/12/2014

Designated Filer:	Capital Z Partners Management, LLC

Signature:

Capital Z Partners, L.P.
By: Capital Z Partners, Ltd., its General Partner

By:	/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel

May 13, 2014

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, Ltd.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Other (see Footnote 2 to Explanation of Responses)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. [UAM]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/12/2014

Designated Filer:	Capital Z Partners Management, LLC

Signature:

Capital Z Partners, Ltd.

By:	/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel

May 13, 2014

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Other (see Footnote 2 to Explanation of Responses)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. [UAM]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/12/2014

Designated Filer:	Capital Z Partners Management, LLC

Signature:

Capital Z Partners III, L.P.
By: Capital Z Partners III GP, Ltd., its General Partner

By:	/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel

May 13, 2014

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, Ltd.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Other (see Footnote 2 to Explanation of Responses)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. [UAM]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/12/2014

Designated Filer:	Capital Z Partners Management, LLC

Signature:

Capital Z Partners III GP, Ltd.

By:	/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel

May 13, 2014